Exhibit 99.9

LOAN AGREEMENT

This is a convenience translation into English of a Spanish-language original document. This translation is without legal effect and, in the event of any discrepancy with the Spanish-language original document, the Spanish-language original shall prevail.

In the Autonomous City of Buenos Aires, on January 24, 2008, there appeared Mr. Sebastián Eskenazi, whose identity was established by means of National Identity Document No. 16,764,074, with his domicile at Coronel Díaz 2748, piso 7, Ciudad Autónoma de Buenos Aires, Argentina, hereinafter the ¨Creditor¨, party of the first part, and Petersen Energía Pty Ltd., herein represented by Matías Eskenazi Storey, whose identity was established by means of National Identity Document No. 20,383,823, and Claudio Adolfo Cánepa, whose identity was established by means of National Identity Document No. 13,302,401, in their capacity as Directors, hereinafter called the ¨Debtor¨, with its registered office at Level 23 Rialto Towers 525 Collins Street Melbourne 3000, Australia, party of the second part, and therefore the parties agree to enter into this Loan Agreement, subject to the following terms and conditions:

One: The Creditor grants, as a loan, and the Debtor receives it as such, a total of four million seven hundred and ninety one thousand United States dollars (USD4,791,000). This amount will be transferred from the account held in the name of Sebastián Eskenazi at CITIBANK, New York, No. 9933891571, to the account held in the name of Petersen Energía Pty Ltd at Credit Suisse, No. 0835-1818248-2.

Two: The loan received will accrue interest, from each of the aforementioned dates (January 24, 2008), at the rate of 180-day LIBOR per annum, plus a spread of 1% per annum, payable in arrears on the outstanding balance.

Three: The Debtor agrees to make a bullet repayment in the amount of the principal plus the interest accrued in five years from the date hereof.

Four: In the event of non-payment of all the principal received, plus the interest accrued until maturity, a default will occur automatically based solely on the expiration of the term agreed upon, without need for any judicial or extrajudicial proceeding, with the Creditor entitled to begin enforcement for the total amount owed.

Five: The Debtor may prepay the principal, in whole or in part, plus the interest accrued up to that time, without incurring any cost for the prepayment.

Six: All payments must be made by the Debtor at the registered office of the Creditor as specified herein, unless there is an express and reliable indication otherwise issued by the Creditor.

Seven: The Creditor may not assign its rights and obligations under this agreement without the express authorization of the Debtor.

Eight: This Loan Agreement is governed by the laws of the Republic of Argentina. In the event of any disputes and/or conflicts, the Ordinary Commercial Courts of the Capital Federal shall have jurisdiction.

Based on the foregoing, the parties sign two identical counterparts, each equally binding.

Creditor, Sebastián Eskenazi

 /s/ Sebastián Eskenazi

Debtor, Petersen Energía Pty Ltd

/s/ Matías Eskenazi Storey	/s/ Claudio Adolfo Cánepa
Matías Eskenazi Storey	Claudio Adolfo Cánepa
Director	Director

LOAN AGREEMENT

This is a convenience translation into English of a Spanish-language original document. This translation is without legal effect and, in the event of any discrepancy with the Spanish-language original document, the Spanish-language original shall prevail.

In the Autonomous City of Buenos Aires, on January 28, 2008, there appeared Mr. Enrique Eskenazi, whose identity was established by means of National Identity Document No. 3,171,746, with his domicile at Coronel Díaz 2748, piso 7, Ciudad Autónoma de Buenos Aires, Argentina, hereinafter the ¨Creditor¨, party of the first part, and Petersen Energía Pty Ltd., herein represented by Matías Eskenazi Storey, whose identity was established by means of National Identity Document No. 20,383,823, and Claudio Adolfo Cánepa, whose identity was established by means of National Identity Document No. 13,302,401, in their capacity as Directors, hereinafter called the ¨Debtor¨, with its registered office at Level 23 Rialto Towers 525 Collins Street Melbourne 3000, Australia, party of the second part, and therefore the parties agree to enter into this Loan Agreement, subject to the following terms and conditions:

One: The Creditor grants, as a loan, and the Debtor receives it as such, a total of five million three hundred and ninety two thousand United States dollars (USD5,392,000). This amount will be transferred from the account held in the name of Enrique Eskenazi at CITIBANK, New York, No. 9933891555, to the account held in the name of Petersen Energía Pty Ltd at Credit Suisse, No. 0835-1818248-2.

Two: The loan received will accrue interest, from each of the aforementioned dates (January 28, 2008), at the rate of 180-day LIBOR per annum, plus a spread of 1% per annum, payable in arrears on the outstanding balance.

Three: The Debtor agrees to make a bullet repayment in the amount of the principal plus the interest accrued in five years from the date hereof.

Four: In the event of non-payment of all the principal received, plus the interest accrued until maturity, a default will occur automatically based solely on the expiration of the term agreed upon, without need for any judicial or extrajudicial proceeding, with the Creditor entitled to begin enforcement for the total amount owed.

Five: The Debtor may prepay the principal, in whole or in part, plus the interest accrued up to that time, without incurring any cost for the prepayment.

Six: All payments must be made by the Debtor at the registered office of the Creditor as specified herein, unless there is an express and reliable indication otherwise issued by the Creditor.

Seven: The Creditor may not assign its rights and obligations under this agreement without the express authorization of the Debtor.

Eight: This Loan Agreement is governed by the laws of the Republic of Argentina. In the event of any disputes and/or conflicts, the Ordinary Commercial Courts of the Capital Federal shall have jurisdiction.

Based on the foregoing, the parties sign two identical counterparts, each equally binding.

Creditor, Enrique Eskenazi

 /s/ Enrique Eskenazi

Debtor, Petersen Energía Pty Ltd

/s/ Matías Eskenazi Storey	/s/ Claudio Adolfo Cánepa
Matías Eskenazi Storey	Claudio Adolfo Cánepa
Director	Director

LOAN AGREEMENT

This is a convenience translation into English of a Spanish-language original document. This translation is without legal effect and, in the event of any discrepancy with the Spanish-language original document, the Spanish-language original shall prevail.

In the Autonomous City of Buenos Aires, on January 28, 2008, there appeared Mr. Ezequiel Eskenazi Storey, whose identity was established by means of National Identity Document No. 14.156.036, with his domicile at Florida 1065, piso 13 B, Ciudad Autónoma de Buenos Aires, Argentina, hereinafter the ¨Creditor¨, party of the first part, and Petersen Energía Pty Ltd., herein represented by Matías Eskenazi Storey, whose identity was established by means of National Identity Document No. 20,383,823, and Claudio Adolfo Cánepa, whose identity was established by means of National Identity Document No. 13,302,401, in their capacity as Directors, hereinafter called the ¨Debtor¨, with its registered office at Level 23 Rialto Towers 525 Collins Street Melbourne 3000, Australia, party of the second part, and therefore the parties agree to enter into this Loan Agreement, subject to the following terms and conditions:

One: The Creditor grants, as a loan, and the Debtor receives it as such, a total of six hundred and fifty five thousand United States dollars (USD655,000). This amount will be transferred from the account held in the name of Ezequiel Eskenazi at CITIBANK, New York, No. 9936627303, to the account held in the name of Petersen Energía Pty Ltd at Credit Suisse, No. 0835-1818248-2.

Two: The loan received will accrue interest, from each of the aforementioned dates (January 28, 2008), at the rate of 180-day LIBOR per annum, plus a spread of 1% per annum, payable in arrears on the outstanding balance.

Three: The Debtor agrees to make a bullet repayment in the amount of the principal plus the interest accrued in five years from the date hereof.

Four: In the event of non-payment of all the principal received, plus the interest accrued until maturity, a default will occur automatically based solely on the expiration of the term agreed upon, without need for any judicial or extrajudicial proceeding, with the Creditor entitled to begin enforcement for the total amount owed.

Five: The Debtor may prepay the principal, in whole or in part, plus the interest accrued up to that time, without incurring any cost for the prepayment.

Six: All payments must be made by the Debtor at the registered office of the Creditor as specified herein, unless there is an express and reliable indication otherwise issued by the Creditor.

Seven: The Creditor may not assign its rights and obligations under this agreement without the express authorization of the Debtor.

Eight: This Loan Agreement is governed by the laws of the Republic of Argentina. In the event of any disputes and/or conflicts, the Ordinary Commercial Courts of the Capital Federal shall have jurisdiction.

Based on the foregoing, the parties sign two identical counterparts, each equally binding.

Creditor, Ezequiel Eskenazi Storey

/s/ Ezequiel Eskenazi Storey

Debtor, Petersen Energía Pty Ltd

/s/ Matías Eskenazi Storey	/s/ Claudio Adolfo Cánepa
Matías Eskenazi Storey	Claudio Adolfo Cánepa
Director	Director

LOAN AGREEMENT

This is a convenience translation into English of a Spanish-language original document. This translation is without legal effect and, in the event of any discrepancy with the Spanish-language original document, the Spanish-language original shall prevail.

In the Autonomous City of Buenos Aires, on January 24, 2008, there appeared Mr. Matías Eskenazi Storey, whose identity was established by means of National Identity Document No. 20,383,823, with his domicile at José C. Paz 1233, Acassuso, Provincia de Buenos Aires, Argentina, hereinafter the ¨Creditor¨, party of the first part, and Petersen Energía Pty Ltd., herein represented by Sebastián Eskenazi, whose identity was established by means of National Identity Document No. 16,764,074, and Claudio Adolfo Cánepa, whose identity was established by means of National Identity Document No. 13,302,401, in their capacity as Directors, hereinafter called the ¨Debtor¨, with its registered office at Level 23 Rialto Towers 525 Collins Street Melbourne 3000, Australia, party of the second part, and therefore the parties agree to enter into this Loan Agreement, subject to the following terms and conditions:

One: The Creditor grants, as a loan, and the Debtor receives it as such, a total of three hundred and ninety thousand United States dollars (USD390,000). This amount will be transferred from the account held in the name of Matías Eskenazi Storey at CITIBANK, New York, No. 9933891539, to the account held in the name of Petersen Energía Pty Ltd at Credit Suisse, No. 0835-1818248-2.

Two: The loan received will accrue interest, from each of the aforementioned dates (January 24, 2008), at the rate of 180-day LIBOR per annum, plus a spread of 1% per annum, payable in arrears on the outstanding balance.

Three: The Debtor agrees to make a bullet repayment in the amount of the principal plus the interest accrued in five years from the date hereof.

Four: In the event of non-payment of all the principal received, plus the interest accrued until maturity, a default will occur automatically based solely on the expiration of the term agreed upon, without need for any judicial or extrajudicial proceeding, with the Creditor entitled to begin enforcement for the total amount owed.

Five: The Debtor may prepay the principal, in whole or in part, plus the interest accrued up to that time, without incurring any cost for the prepayment.

Six: All payments must be made by the Debtor at the registered office of the Creditor as specified herein, unless there is an express and reliable indication otherwise issued by the Creditor.

Seven: The Creditor may not assign its rights and obligations under this agreement without the express authorization of the Debtor.

Eight: This Loan Agreement is governed by the laws of the Republic of Argentina. In the event of any disputes and/or conflicts, the Ordinary Commercial Courts of the Capital Federal shall have jurisdiction.

Based on the foregoing, the parties sign two identical counterparts, each equally binding.

Creditor, Matías Eskenazi Storey

 /s/ Matías Eskenazi Storey

Debtor, Petersen Energía Pty Ltd

/s/ Matías Eskenazi Storey	/s/ Claudio Adolfo Cánepa
Matías Eskenazi Storey	Claudio Adolfo Cánepa
Director	Director

LOAN AGREEMENT

This is a convenience translation into English of a Spanish-language original document. This translation is without legal effect and, in the event of any discrepancy with the Spanish-language original document, the Spanish-language original shall prevail.

In the Autonomous City of Buenos Aires, on January 22, 2008, there appeared Mantenimientos y Servicios S.A., herein represented by Eduardo Ángel Garrote, whose identity was established by means of National Identity Document No. 10,161,590, with its registered office at Cerrito 740, Piso 1° Ciudad Autónoma de Buenos Aires, hereinafter the ¨Creditor¨, party of the first part, and Petersen Energía Pty Ltd., herein represented by Matías Eskenazi Storey, whose identity was established by means of National Identity Document No. 20,383,823, and Claudio Adolfo Cánepa, whose identity was established by means of National Identity Document No. 13,302,401, in their capacity as Directors, hereinafter called the ¨Debtor¨, with its registered office at Level 23 Rialto Towers 525 Collins Street Melbourne 3000, Australia, party of the second part, and therefore the parties agree to enter into this Loan Agreement, subject to the following terms and conditions:

One: The Creditor grants, as a loan, and the Debtor receives it as such, two disbursements that total four million five hundred and twenty five thousand United States dollars (USD4,525,000).

The first disbursement is made on the date hereof for a total of four million United States dollars (USD4,000,000), and the second disbursement will be made on January 24, 2008 for a total of five hundred and twenty five thousand United States dollars (USD525,000). These amounts are being and will be transferred from the account held in the name of Mantenimientos y Servicios S.A. at CITIBANK, New York, No. 36879678, to the account held in the name of Petersen Energía Pty Ltd at Credit Suisse, No. 0835-1818248-2.

Two: The loan received will accrue interest, from each of the aforementioned dates (January 22 and 24, 2008), at the rate of 180-day LIBOR per annum, plus a spread of 1% per annum, payable in arrears on the outstanding balance.

Three: The Debtor agrees to make a bullet repayment in the amount of the principal plus the interest accrued in five years from the date hereof.

Four: In the event of non-payment of all the principal received, plus the interest accrued until maturity, a default will occur automatically based solely on the expiration of the term agreed upon, without need for any judicial or extrajudicial proceeding, with the Creditor entitled to begin enforcement for the total amount owed.

Five: The Debtor may prepay the principal, in whole or in part, plus the interest accrued up to that time, without incurring any cost for the prepayment.

Six: All payments must be made by the Debtor at the registered office of the Creditor as specified herein, unless there is an express and reliable indication otherwise issued by the Creditor.

Seven: The Creditor may not assign its rights and obligations under this agreement without the express authorization of the Debtor.

Eight: This Loan Agreement is governed by the laws of the Republic of Argentina. In the event of any disputes and/or conflicts, the Ordinary Commercial Courts of the Capital Federal shall have jurisdiction.

Based on the foregoing, the parties sign two identical counterparts, each equally binding.

Creditor, Mantenimientos y Servicios S.A.

Eduardo Angel Garrote

Legal Representative

 /s/ Eduardo Angel Garrote

Debtor, Petersen Energía Pty Ltd

/s/ Matías Eskenazi Storey	/s/ Claudio Adolfo Cánepa
Matías Eskenazi Storey	Claudio Adolfo Cánepa
Director	Director

LOAN AGREEMENT

This is a convenience translation into English of a Spanish-language original document. This translation is without legal effect and, in the event of any discrepancy with the Spanish-language original document, the Spanish-language original shall prevail.

In the Autonomous City of Buenos Aires, on January 22, 2008, there appeared Petersen Inversiones S.A., herein represented by Eduardo Ángel Garrote, whose identity was established by means of National Identity Document No. 10,161,590, with its registered office at Cerrito 740, Piso 1° Ciudad Autónoma de Buenos Aires, hereinafter the ¨Creditor¨, party of the first part, and Petersen Energía Pty Ltd., herein represented by Matías Eskenazi Storey, whose identity was established by means of National Identity Document No. 20,383,823, and Claudio Adolfo Cánepa, whose identity was established by means of National Identity Document No. 13,302,401, in their capacity as Directors, hereinafter called the ¨Debtor¨, with its registered office at Level 23 Rialto Towers 525 Collins Street Melbourne 3000, Australia, party of the second part, and therefore the parties agree to enter into this Loan Agreement, subject to the following terms and conditions:

One: The Creditor grants, as a loan, and the Debtor receives it as such, two disbursements that total ten million five thousand United States dollars (USD10,005,000.00).

The first disbursement is made on the date hereof for a total of eight million United States dollars (USD8,000,000.00), and the second disbursement will be made on January 24, 2008 for a total of two million five thousand United States dollars (USD2,005,000.00). These amounts are being and will be transferred from the account held in the name of Petersen Inversiones S.A. at CITIBANK, New York, No. 36879977, to the account held in the name of Petersen Energía Pty Ltd at Credit Suisse, No. 0835-1818248-2.

Two: The loan received will accrue interest, from each of the aforementioned dates (January 22 and 24, 2008), at the rate of 180-day LIBOR per annum, plus a spread of 1% per annum, payable in arrears on the outstanding balance.

Three: The Debtor agrees to make a bullet repayment in the amount of the principal plus the interest accrued in five years from the date hereof.

Four: In the event of non-payment of all the principal received, plus the interest accrued until maturity, a default will occur automatically based solely on the expiration of the term agreed upon, without need for any judicial or extrajudicial proceeding, with the Creditor entitled to begin enforcement for the total amount owed.

Five: The Debtor may prepay the principal, in whole or in part, plus the interest accrued up to that time, without incurring any cost for the prepayment.

Six: All payments must be made by the Debtor at the registered office of the Creditor as specified herein, unless there is an express and reliable indication otherwise issued by the Creditor.

Seven: The Creditor may not assign its rights and obligations under this agreement without the express authorization of the Debtor.

Eight: This Loan Agreement is governed by the laws of the Republic of Argentina. In the event of any disputes and/or conflicts, the Ordinary Commercial Courts of the Capital Federal shall have jurisdiction.

Based on the foregoing, the parties sign two identical counterparts, each equally binding.

Creditor, Petersen Inversiones S.A.

Eduardo Angel Garrote

Legal Representative

 /s/ Eduardo Angel Garrote

Debtor, Petersen Energía Pty Ltd

/s/ Matías Eskenazi Storey	/s/ Claudio Adolfo Cánepa
Matías Eskenazi Storey	Claudio Adolfo Cánepa
Director	Director

LOAN AGREEMENT

This is a convenience translation into English of a Spanish-language original document. This translation is without legal effect and, in the event of any discrepancy with the Spanish-language original document, the Spanish-language original shall prevail.

In the Autonomous City of Buenos Aires, on January 22, 2008, there appeared Petersen Thiele y Cruz S.A., herein represented by Eduardo Ángel Garrote, whose identity was established by means of National Identity Document No. 10,161,590, with its registered office at Cerrito 740, Piso 1° Ciudad Autónoma de Buenos Aires, hereinafter the ¨Creditor¨, party of the first part, and Petersen Energía Pty Ltd., herein represented by Matías Eskenazi Storey, whose identity was established by means of National Identity Document No. 20,383,823, and Claudio Adolfo Cánepa, whose identity was established by means of National Identity Document No. 13,302,401, in their capacity as Directors, hereinafter called the ¨Debtor¨, with its registered office at Level 23 Rialto Towers 525 Collins Street Melbourne 3000, Australia, party of the second part, and therefore the parties agree to enter into this Loan Agreement, subject to the following terms and conditions:

One: The Creditor grants, as a loan, and the Debtor receives it as such, two disbursements that total nine million seven hundred and seventy thousand United States dollars (USD9,770,000).

The first disbursement is made on the date hereof for a total of eight million United States dollars (USD8,000,000), and the second disbursement will be made on January 24, 2008 for a total of one million seven hundred and seventy thousand United States dollars (USD1,770,000.). These amounts are being and will be transferred from the account held in the name of Petersen Thiele y Cruz S.A. at CITIBANK, New York, No. 36879766, to the account held in the name of Petersen Energía Pty Ltd at Credit Suisse, No. 0835-1818248-2.

Two: The loan received will accrue interest, from each of the aforementioned dates (January 22 and 24, 2008), at the rate of 180-day LIBOR per annum, plus a spread of 1% per annum, payable in arrears on the outstanding balance.

Three: The Debtor agrees to make a bullet repayment in the amount of the principal plus the interest accrued in five years from the date hereof.

Four: In the event of non-payment of all the principal received, plus the interest accrued until maturity, a default will occur automatically based solely on the expiration of the term agreed upon, without need for any judicial or extrajudicial proceeding, with the Creditor entitled to begin enforcement for the total amount owed.

Five: The Debtor may prepay the principal, in whole or in part, plus the interest accrued up to that time, without incurring any cost for the prepayment.

Six: All payments must be made by the Debtor at the registered office of the Creditor as specified herein, unless there is an express and reliable indication otherwise issued by the Creditor.

Seven: The Creditor may not assign its rights and obligations under this agreement without the express authorization of the Debtor.

Eight: This Loan Agreement is governed by the laws of the Republic of Argentina. In the event of any disputes and/or conflicts, the Ordinary Commercial Courts of the Capital Federal shall have jurisdiction.

Based on the foregoing, the parties sign two identical counterparts, each equally binding.

Creditor, Petersen Thiele y Cruz S.A.

Eduardo Angel Garrote

Legal Representative

 /s/ Eduardo Angel Garrote

Debtor, Petersen Energía Pty Ltd

/s/ Matías Eskenazi Storey	/s/ Claudio Adolfo Cánepa
Matías Eskenazi Storey	Claudio Adolfo Cánepa
Director	Director